Exhibit 10(f)19

                         FIRST AMENDMENT TO THE DEFERRED
                     COMPENSATION PLAN FOR KEY EMPLOYEES OF
                       SAVANNAH ELECTRIC AND POWER COMPANY

                  WHEREAS, the Board of Directors of Savannah Electric and Power Company (the "Company") heretofore adopted the Deferred Compensation Plan for Key Employees of Savannah Electric and Power Company (the "Plan"), in order to provide key management employees of the Company with long-term compensation incentives; and

                  WHEREAS, the Plan has been amended from time to time to change the terms of these long-term compensation incentives; and

                  WHEREAS, it is the Company's desire to amend the Plan at this time to clarify administration of the Plan; and

                  WHEREAS, the Company has reserved the right to amend the Plan at any time in Article XI of the Plan.

                  NOW, THEREFORE, effective October 12, 1994, the Company hereby amends the Plan as follows:

                                                        1.

                  Section 2.2 of the Plan is amended by deleting such provision in its entirety and inserting the following:

                  "Committee": The Administrative Benefits Committee appointed by the Board of Directors of the Company to administer the Plan.

                  IN WITNESS WHEREOF, the Board of Directors of Savannah Electric and Power Company hereby approves this First Amendment to the Deferred Compensation Plan for Key Employees of Savannah Electric and Power Company, as executed by the undersigned authorized officer, and further authorizes such other actions necessary to implement this Amendment this _____ day of ________________, 1994, to be effective as of October 12, 1994.

                                     SAVANNAH ELECTRIC AND POWER COMPANY


                                     By:


                                     Arthur M. Gignilliat, Jr.
                                     President and Chief Executive Officer

ATTEST:



Lavonne K. Calandra
Corporate Secretary

(CORPORATE SEAL)